                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  May 30, 2002


                           COMTREX SYSTEMS CORPORATION
                           ---------------------------
             (Exact Name of Registrant as Specified in its Charter)


     Delaware                     0-l3732                      22-2353604
     --------               --------------------          ------------------
     (State or              (Commission File No.)          (I.R.S. Employer
     other juris-                                         Identification No.)
     diction of
     incorporation
     or organization)

                               102 Executive Drive
                        Moorestown, New Jersey 08057-4224
                  --------------------------------------------
                    (Address of Principal Executive Offices)


       Registrant's Telephone Number, Including Area Code: (856) 778-0090








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Item Five:  Other Events
            ------------

         Comtrex Systems Corporation (Nasdaq: COMX) today reported receipt of a Nasdaq Staff Determination letter on May 23, 2002 indicating that the Nasdaq Listing Qualifications Panel has decided to delist Comtrex's common stock from the Nasdaq SmallCap Market effective at the opening of business on May 31, 2002. The Panel determined that Comtrex was no longer in compliance with the requirement that the minimum market value of the Company's publicly held shares be at least $1,000,000.

         Comtrex's press release, dated May 30, 2002, relating to the Nasdaq notification is attached hereto as Exhibit 99.1.

Item Seven:  Financial Statements and Exhibits.
             ----------------------------------

        (c)  Exhibits.
             --------

                     Exhibit 99.1 - Press release entitled "Comtrex Reports Nasdaq Delisting Action", dated May 30, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of l934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            COMTREX SYSTEMS CORPORATION


Dated:  May 30, 2002                        By: /s/ Jeffrey C. Rice
                                               -------------------------
                                               Jeffrey C. Rice, President


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                                  EXHIBIT INDEX


Exhibit                                                              Page
-------                                                              ----
99.1              Press release entitled "Comtrex                      4
                  Reports Nasdaq Delisting Action",
                  dated May 30, 2002




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